As filed with the Securities and Exchange Commission on March 8, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman High Yield Strategies Fund
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman
High Yield Strategies Fund

Annual Report

December 31, 2009

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	15

FINANCIAL HIGHLIGHTS/PER SHARE DATA	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31

DIVIDEND REINVESTMENT PLAN	32

Directory	33

Trustees and Officers Table	34

Proxy Voting Policies and Procedures	44

Quarterly Portfolio Schedule	44

Notice to Shareholders	44

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder:

I am pleased to present the annual report for Neuberger Berman High Yield Strategies Fund for year ended December 31, 2009. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the reporting period.

The Fund's investment objective is to seek high total return through income plus capital appreciation by investing primarily in high yield debt securities. Its performance is dependent on several factors, including fluctuating bond prices, the rate of interest received on securities held by the Fund, the cost of any borrowings and financing arrangements utilized by the Fund and the impact of interest rate hedges that the Fund may use in seeking to manage short-term interest rate costs.

I would like to review briefly the Fund's tender offer activity. During the fiscal year, the Fund implemented a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under the Fund's tender offer program, if the Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund will conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV, determined on the day the tender offer expires. The first measurement period under the Fund's tender offer program commenced June 5, 2009 and ended on August 28, 2009. Over this measurement period, the Fund traded at an average discount of less than 10% and, therefore, in accordance with the tender offer program, was not required to conduct a tender offer.

In addition, in February 2010, the Fund's Board of Trustees approved a proposal to reorganize the Fund and Neuberger Berman Income Opportunity Fund Inc. into a newly formed fund pursuant to an Agreement and Plan of Reorganization, pending shareholder approval. The Fund currently anticipates that shareholders will consider this proposal at the Fund's 2010 annual meeting of shareholders.

Thank you for your trust in Neuberger Berman High Yield Strategies Fund. We will continue to do our best to earn it.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman High Yield Strategies Fund

High Yield Strategies Fund Commentary

For the year ended December 31, 2009, Neuberger Berman High Yield Strategies Fund posted a strong absolute return and substantially outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, on a net asset value basis. One of the reasons for the Fund's strong results was the use of leverage, as it served to magnify the Fund's positive performance.

Following its weak performance the previous year, the high yield bond market produced unprecedented gains in 2009. Looking back, the high yield market faltered in 2008 due to the fallout from the financial crisis, a weakening global economy and forced selling into illiquid markets. Collectively, these factors triggered several flights to quality, as investors were drawn to the safety of short-term Treasuries and avoided securities that were perceived to be risky. In this environment, high yield bond prices fell sharply and spreads widened to all-time high levels.

In many ways, market conditions in 2009 were a complete reversal of the prior year. Early in 2009, conditions started to improve, as the government's aggressive initiatives to stabilize financial markets began to bear fruit. In addition, as the reporting period progressed, optimism grew regarding the outlook for the U.S. economy and corporate profits. The market also benefitted from an improvement in the new-issue market, which allowed high yield issuers to repair their balance sheets by extending maturities and increasing liquidity. These factors caused investor sentiment to reverse course, and risk aversion was replaced with increased risk appetite. Against this backdrop, non-Treasuries (or spread sectors) rallied sharply, especially high yield bonds.

High yield investors who stayed the course in 2008 were richly rewarded in 2009. In the past year, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index gained 58.76%. Over that time, high yield spreads narrowed from 1,794 to 662 basis points. From a credit quality perspective, higher-rated securities lagged their lower-rated counterparts, as BB and CCC rated bonds returned 45.88% and 95.28%, respectively.

When the fiscal year began, our portfolio had a somewhat defensive posture, given the weak economy, periods of illiquidity and expectations for rising high yield defaults. This was evident in the Fund's quality biases, as we began the period with an overweight in BB rated bonds and an underweight in CCC rated bonds. As financial conditions improved and the economy stabilized, we pared some of our more defensive exposures and increased our exposure to more cyclical areas. By the end of the fiscal year, we had an underweight in BB rated bonds and overweights in B and CCC rated bonds. This adjustment was beneficial for the Fund's performance as investors' appetite for risk rose sharply during the reporting period.

From an industry perspective, security selection in wireless, sector positioning in autos and security selection in metals and mining were the largest contributors to the Fund's performance relative to the benchmark. In contrast, underweights in banking and insurance and security selection in consumer cyclical services were the largest detractors from relative results.

Even with the sector's impressive gains during the reporting period, we remain positive in our outlook for high yield bond performance. We believe yield spreads between high yield securities and Treasuries have the potential to tighten further in 2010 and have positioned the portfolio accordingly. It is our belief that the sector will be supported by continued modest economic growth, lower-than-expected default rates and better-than-expected recovery rates (the percentage of a bond's par value that is repaid in event of default).

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

High Yield Strategies Fund

TICKER SYMBOL

Common Shares	NHS

RATING SUMMARY
(% by Ratings)
BBB	5.2%
BB	14.1
B	44.0
CCC	25.1
CC	7.2
C	0.9
Not Rated	3.5
Total	100.0%

AVERAGE ANNUAL TOTAL RETURN3

	Inception
NAV1,4	Date	1 Year	5 Year	Life of Fund
High Yield Strategies Fund	07/28/2003	92.44%	7.96%	10.06%
Market Price2,4
High Yield Strategies Fund	07/28/2003	113.27%	5.74%	8.46%

Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

Endnotes

1  Returns based on Net Asset Value ("NAV") of the Fund.

2  Returns based on market price of Fund common shares on the New York Stock Exchange.

3  Unaudited performance data current to the most recent month-end are available at www.nb.com.

4  Neuberger Berman Management LLC ("Management") has voluntarily agreed to waive a portion of the management fees that it is entitled to receive from the Fund. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

Glossary of Indices

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:
An unmanaged index that is an unmanaged sub-index of Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, taxable, fixed rate, non-investment grade corporate bond market, capped such that no single issuer accounts for more than 2% of the index weight.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and includes reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the above-described index.

Schedule of Investments High Yield Strategies Fund

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligations (8.5%)
Airlines (2.2%)
$3,899,200	United Airlines, Inc., Term Loan B, 2.28%, due 2/1/14	$3,062,276	^
Electric—Generation (4.7%)
7,957,603	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.51%, due 10/10/14	6,428,629
Media—Cable (0.6%)
833,737	Cequel Communication LLC, Term Loan B, 6.28%, due 5/5/14	830,610
Software/Services (1.0%)
353,193	First Data Corp., Term Loan B1, 3.25%, due 9/24/14	313,216
1,235,390	First Data Corp., Term Loan B2, 3.00%, due 9/24/14	1,095,210
		1,408,426
	Total Bank Loan Obligations (Cost $10,287,866)	11,729,941
Corporate Debt Securities (129.9%)
Airlines (3.3%)
1,155,000	American Airlines, Inc., Senior Secured Notes, 10.50%, due 10/15/12	1,206,975	ñ
455,000	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1A, 10.38%, due 7/2/19	502,775
895,000	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	881,575
930,000	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	966,037	ñ
1,224,288	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	1,040,645
		4,598,007
Auto Loans (3.3%)
795,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 7.00%, due 10/1/13	793,803
2,570,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.70%, due 10/1/14	2,686,915
1,135,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	1,115,363
		4,596,081
Auto Parts & Equipment (1.8%)
2,380,000	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	2,439,500
Automotive (1.4%)
315,000	Ford Holdings, Inc., Guaranteed Notes, 9.38%, due 3/1/20	296,888
1,295,000	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	1,191,400
505,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	469,650
		1,957,938

See Notes to Schedule of Investments	6

PRINCIPAL AMOUNT		VALUE†
Banking (10.2%)
$475,592	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/13	$443,489	È
713,391	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/14	662,562
713,391	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/15	638,485
1,513,986	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/16	1,332,308
4,169,580	CIT Group, Inc., Senior Secured Notes, 7.00%, due 5/1/17	3,617,111
470,000	GMAC LLC, Senior Unsecured Notes, 0.00%, due 12/1/12	351,325
1,655,000	GMAC LLC, Guaranteed Notes, 6.75%, due 12/1/14	1,572,250	ñ
610,000	GMAC LLC, Senior Unsecured Notes, 0.00%, due 6/15/15	334,737
2,495,000	GMAC LLC, Subordinated Notes, 8.00%, due 12/31/18	2,195,600	ñ
1,875,000	GMAC LLC, Guaranteed Notes, 8.00%, due 11/1/31	1,687,500	ñ
1,180,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/14/16	708,000	ñµ
490,000	Lloyds Banking Group PLC, Junior Subordinated Notes, Ser. A, 6.41%, due 10/1/35	294,000	ñµ
350,000	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.66%, due 5/21/37	210,000	ñµ
		14,047,367
Building & Construction (0.7%)
925,000	Standard Pacific Escrow LLC, Senior Secured Notes, 10.75%, due 9/15/16	943,500	ñ
Building Materials (3.5%)
2,170,000	Goodman Global Group, Inc., Senior Discount Notes, 0.00%, due 12/15/14	1,231,475	ñ
325,000	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	362,433
2,145,000	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	2,145,000
1,050,000	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	1,120,875	ñ
		4,859,783
Chemicals (3.4%)
620,000	Huntsman Int'l LLC, Guaranteed Notes, 7.88%, due 11/15/14	606,050
2,115,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	2,115,000	ñ
1,804,000	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	1,984,400	ñ
		4,705,450
Consumer/Commercial/Lease Financing (4.1%)
1,015,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. H, 5.38%, due 10/1/12	816,173
2,265,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	1,789,796
1,340,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	921,266
3,080,000	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	2,138,610
		5,665,845
Diversified Capital Goods (0.7%)
1,045,000	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	966,625
Electric—Generation (9.4%)
5,025,000	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	4,849,125
495,000	Edison Mission Energy, Senior Unsecured Notes, 7.00%, due 5/15/17	391,050
570,000	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	431,775
3,070,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	2,079,925
4,024,290	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	2,847,185
175,200	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	171,696
895,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	896,119
1,305,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	1,308,262
		12,975,137

See Notes to Schedule of Investments	7

PRINCIPAL AMOUNT		VALUE†
Electronics (1.7%)
$675,000	Advanced Micro Devices, Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	$672,469	ñ
725,000	NXP BV Funding LLC, Senior Secured Floating Rate Notes, 3.03%, due 1/15/10	601,750	µÈ
1,120,000	NXP BV Funding LLC, Senior Secured Notes, 7.88%, due 10/15/14	1,016,400
		2,290,619
Energy—Exploration & Production (2.8%)
395,000	Atlas Energy Operating Co. LLC, Guaranteed Notes, 10.75%, due 2/1/18	436,475
635,000	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	696,912
1,440,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	1,440,000
280,000	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	282,100
1,065,000	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	1,075,650
		3,931,137
Food & Drug Retailers (2.1%)
450,000	Ingles Markets, Inc., Senior Unsecured Notes, 8.88%, due 5/15/17	468,000
745,000	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	808,325
1,050,000	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	1,113,000
525,000	Rite Aid Corp., Senior Secured Notes, 10.25%, due 10/15/19	553,875	ñ
		2,943,200
Forestry/Paper (1.1%)
1,355,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	1,497,275	ñ
Gaming (8.9%)
345,000	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	251,850	ñ
1,350,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	1,532,250	ñ
3,440,000	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	2,803,600
315,000	MGM Mirage, Inc., Guaranteed Notes, 6.75%, due 4/1/13	271,687
510,000	MGM Mirage, Inc., Senior Secured Notes, 10.38%, due 5/15/14	553,350	ñ
875,000	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	682,500
860,000	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	952,450	ñ
620,000	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	618,450	ñ
705,000	Peninsula Gaming LLC, Senior Unsecured Notes, 10.75%, due 8/15/17	708,525	ñ
595,000	Pinnacle Entertainment, Inc., Senior Notes, 8.63%, due 8/1/17	606,900	ñ
1,781,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,852,240	ñ
665,000	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	621,775	ñ
1,115,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	847,400	ñ
		12,302,977
Gas Distribution (10.3%)
755,000	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	755,000
2,985,000	El Paso Energy Corp., Medium-Term Notes, 7.80%, due 8/1/31	2,810,178
1,462,000	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	1,440,070
690,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	698,625
540,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	531,900
1,155,000	Ferrellgas Partners L.P., Senior Notes, 9.13%, due 10/1/17	1,221,412	ñ
985,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 6.88%, due 11/1/14	930,825
980,000	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	1,009,400
690,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	714,150
4,900,000	Sabine Pass LNG, L.P., Senior Secured Notes, 7.50%, due 11/30/16	4,079,250
		14,190,810

See Notes to Schedule of Investments	8

PRINCIPAL AMOUNT		VALUE†
Health Services (7.8%)
$320,000	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	$292,398
520,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	476,165
175,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	150,063
945,000	HCA, Inc., Secured Notes, 9.13%, due 11/15/14	996,975
2,060,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	2,211,925
320,000	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	344,800	ñ
3,058,150	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 6.63%, due 3/15/10	2,278,322	ñµ
2,320,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	2,064,800
375,000	Ventas Realty L.P., Guaranteed Notes, Ser. 1, 6.50%, due 6/1/16	361,875
1,460,000	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,408,900
235,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	227,362
		10,813,585
Machinery (0.5%)
735,000	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	707,438
Media—Broadcast (7.3%)
1,680,000	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	1,652,700
580,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.00%, due 3/15/12	493,000	È
540,000	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.75%, due 1/15/13	427,950
1,110,000	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	871,350
1,670,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	1,586,500
1,390,000	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	1,445,600	ñ
495,000	Sirius XM Radio, Inc., Senior Unsecured Notes, 9.63%, due 8/1/13	492,525
1,295,837	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	1,135,477	ñ
1,020,000	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	1,123,275	ñ
685,000	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	736,375	ñ
90,000	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	97,763	ñ
		10,062,515
Media—Cable (3.2%)
870,000	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	912,412
1,185,000	GCI, Inc., Senior Notes, 8.63%, due 11/15/19	1,195,369	ñ
1,035,000	UPC Holding BV, Senior Secured Notes, 9.88%, due 4/15/18	1,091,925	ñ
345,000	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	346,725
140,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	154,000	ñ
455,000	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	500,500
190,000	Virgin Media Finance PLC, Guaranteed Notes, 9.13%, due 8/15/16	200,213
		4,401,144
Media—Services (3.4%)
600,000	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	670,500
1,760,000	Nielsen Finance LLC, Guaranteed Notes, Step Up, 0.00%/12.50%, due 8/1/16	1,606,000	^^
580,000	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	643,800
750,000	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	724,687
1,000,000	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	1,071,250	ñ
		4,716,237
Metals/Mining Excluding Steel (0.3%)
410,000	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	433,575	ñ
Multi-Line Insurance (0.8%)
1,560,000	American Int'l Group, Inc., Junior Subordinated Debentures, 8.18%, due 5/15/38	1,029,600	µ

See Notes to Schedule of Investments	9

PRINCIPAL AMOUNT		VALUE†
Non-Food & Drug Retailers (4.1%)
$605,000	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	$344,850
2,054,000	Blockbuster, Inc., Senior Secured Notes, 11.75%, due 10/1/14	1,951,300	ñ
670,000	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	589,600
1,100,000	Macy's Retail Holdings, Inc., Senior Guaranteed Notes, 6.90%, due 4/1/29	968,000
445,000	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	376,025
1,355,000	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	1,483,725	ñ
		5,713,500
Packaging (0.1%)
195,000	Berry Plastics Corp., Secured Notes, 8.88%, due 9/15/14	189,638
Printing & Publishing (2.2%)
405,000	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	419,175	ñ
1,040,000	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	1,073,800	ñ
1,610,000	TL Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	1,539,563	ñ
		3,032,538
Real Estate Dev. & Mgt. (3.2%)
950,000	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	969,000
2,125,000	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	2,167,500
1,535,000	Realogy Corp., Guaranteed Notes, 10.50%, due 4/15/14	1,327,775
		4,464,275
Restaurants (0.3%)
310,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	306,900
150,000	OSI Restaurant Partners, Inc., Guaranteed Notes, 10.00%, due 6/15/15	132,375
		439,275
Software/Services (4.7%)
400,000	Ceridian Corp., Senior Unsecured Notes, 11.25%, due 11/15/15	381,500
1,120,200	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	1,058,589
3,306,588	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	2,934,597
195,000	SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13	199,875
565,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	622,206
1,200,000	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	1,278,000	ØØ
		6,474,767
Steel Producers/Products (1.6%)
1,995,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	1,927,669
370,000	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	297,658
		2,225,327
Support—Services (5.0%)
985,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,013,319
1,000,000	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	1,028,750
615,000	Hertz Corp., Guaranteed Notes, 10.50%, due 1/1/16	656,512
550,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	528,000	ñ
975,000	RSC Equipment Rental, Inc., Senior Notes, 10.25%, due 11/15/19	978,656	ñ
1,250,000	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	1,175,000
1,390,000	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	1,511,625
		6,891,862

See Notes to Schedule of Investments	10

PRINCIPAL AMOUNT		VALUE†
Telecom—Integrated/Services (7.5%)
$1,885,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	$1,852,012
565,000	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	519,800
780,000	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	766,350	ñ
605,000	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	623,150	ñ
575,000	Intelsat Ltd., Senior Unsecured Notes, 6.50%, due 11/1/13	539,063
920,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, 8.50%, due 1/15/13	938,400
70,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	72,100	ñ
30,000	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, 8.88%, due 1/15/15	31,050
410,000	Level 3 Financing, Inc., Guaranteed Notes, 12.25%, due 3/15/13	434,600
800,000	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	756,000
1,540,000	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	1,405,250
1,295,000	Qwest Corp., Senior Unsecured Notes, 8.38%, due 5/1/16	1,388,887
480,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	498,000
475,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	483,313
		10,307,975
Telecom—Wireless (9.2%)
2,500,000	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	2,537,500	ñ
965,000	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	962,588	È
2,335,000	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	2,364,187	È
820,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	795,400
6,025,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	5,008,281
1,010,000	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	1,095,850

		12,763,806

	Total Corporate Debt Securities (Cost $166,322,926)	179,578,308

NUMBER OF SHARES
Common Stocks (0.2%)
Diversified Financial Services (0.2%)
11,536	CIT Group, Inc. (Cost $285,569)	318,509	*
Preferred Stocks (0.1%)
Banking (0.1%)
253	GMAC, Ser. G, 7.00%, due 12/31/49 (Cost $50,254)	166,759	ñ
Short-Term Investments (4.6%)
4,956,641	Neuberger Berman Securities Lending Quality Fund, LLC	5,055,774	‡
1,341,587	State Street Institutional Liquid Reserves Fund Institutional Class	1,341,587	ØØ
	Total Short-Term Investments (Cost $6,397,361)	6,397,361
	Total Investments (143.3%) (Cost $183,343,976)	198,190,878	##
	Liabilities, less cash, receivables and other assets [(34.4%)]	(47,597,682)
	Liquidation Value of Perpetual Preferred Shares [(8.9%)]	(12,300,000)
	Total Net Assets (100.0%)	$138,293,196

See Notes to Schedule of Investments	11

Notes to Schedule of Investments

†  The value of investments in debt securities and interest rate swaps by Neuberger Berman High Yield Strategies Fund (the "Fund") is determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. The value of investments in equity securities by the Fund is determined by Management primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. In addition, for both debt and equity securities Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Trustees of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), formerly known as Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," investments held by the Fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market are considered in determining the value of the Fund's investments, some of which are discussed above. Significant management judgement may be necessary to estimate fair value in accordance with ASC 820.

  In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in such investments.

12

Notes to Schedule of Investments (cont'd)

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of December 31, 2009:

Asset Valuation Inputs	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations
Airlines	$—	$3,062,276	$—	$3,062,276
Electric—Generation	—	6,428,629	—	6,428,629
Media—Cable	—	830,610	—	830,610
Software/Services	—	1,408,426	—	1,408,426
Total Bank Loan Obligations	—	11,729,941	—	11,729,941
Corporate Debt Securities
Airlines	—	2,173,012	2,424,995	4,598,007
Auto Loans	—	4,596,081	—	4,596,081
Auto Parts & Equipment	—	2,439,500	—	2,439,500
Automotive	—	1,957,938	—	1,957,938
Banking	—	14,047,367	—	14,047,367
Building & Construction	—	943,500	—	943,500
Building Materials	—	4,859,783	—	4,859,783
Chemicals	—	4,705,450	—	4,705,450
Consumer/Commercial/Lease Financing	—	5,665,845	—	5,665,845
Diversified Capital Goods	—	966,625	—	966,625
Electric—Generation	—	12,975,137	—	12,975,137
Electronics	—	2,290,619	—	2,290,619
Energy—Exploration & Production	—	3,931,137	—	3,931,137
Food & Drug Retailers	—	2,943,200	—	2,943,200
Forestry/Paper	—	1,497,275	—	1,497,275
Gaming	—	12,302,977	—	12,302,977
Gas Distribution	—	14,190,810	—	14,190,810
Health Services	—	10,813,585	—	10,813,585
Machinery	—	707,438	—	707,438
Media—Broadcast	—	10,062,515	—	10,062,515
Media—Cable	—	4,401,144	—	4,401,144
Media—Services	—	4,716,237	—	4,716,237
Metals/Mining Excluding Steel	—	433,575	—	433,575
Multi-Line Insurance	—	1,029,600	—	1,029,600
Non-Food & Drug Retailers	—	5,713,500	—	5,713,500
Packaging	—	189,638	—	189,638
Printing & Publishing	—	3,032,538	—	3,032,538
Real Estate Dev. & Mgt.	—	4,464,275	—	4,464,275
Restaurants	—	439,275	—	439,275
Software/Services	—	6,474,767	—	6,474,767
Steel Producers/Products	—	2,225,327	—	2,225,327
Support—Services	—	6,891,862	—	6,891,862
Telecom—Integrated/Services	—	10,307,975	—	10,307,975
Telecom—Wireless	—	12,763,806	—	12,763,806
Total Corporate Debt Securities	—	177,153,313	2,424,995	179,578,308
Common Stocks
Diversified Financial Services	318,509	—	—	318,509
Preferred Stocks
Banking	—	166,759	—	166,759
Short-Term Investments	—	6,397,361	—	6,397,361

Total Investments	$318,509	$195,447,374	$2,424,995	$198,190,878

See Notes to Financial Statements	13

Notes to Schedule of Investments (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Beginning balance, as of 1/1/09	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance as of 12/31/09	Net change in unrealized appreciation/ (depreciation) from investments still held as of 12/31/09
Corporate Debt Securities Airlines	$—	$47,959	$447,224	$1,929,812	$—	$2,424,995	$372,378
Preferred Stocks Banking	63,250	—	103,530	(21)	(166,759)	—	—

Liability Valuation Inputs

The following is a summary, by category of Level, of inputs used to value the Fund's derivatives as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts	$—	$(1,119,006)	$—	$(1,119,006)

##  At December 31, 2009, the cost of investments for U.S. federal income tax purposes was $183,946,347. Gross unrealized appreciation of investments was $17,581,913 and gross unrealized depreciation of investments was $3,337,382, resulting in net unrealized appreciation of $14,244,531, based on cost for U.S. federal income tax purposes.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At December 31, 2009, these securities amounted to $51,973,642 or 37.6% of net assets applicable to common shareholders.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2009.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

*  Security did not produce income for the last twelve months.

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and delayed delivery purchase commitments.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

^  All or a portion of this security was purchased on a delayed delivery basis. As of December 31, 2009, the value of the Fund's unfunded loan commitments was $537,972, pursuant to the following loan agreement:

Borrower	Principal Amount	Value
United Airlines, Inc., Term Loan B, 2.28%, due 2/1/14	$685,000	$537,972

See Notes to Financial Statements	14

Statement of Assets and Liabilities

Neuberger Berman

HIGH YIELD STRATEGIES FUND
December 31, 2009
Assets
Investments in securities, at value *† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$193,135,104
Affiliated issuers	5,055,774
198,190,878
Cash	99,877
Deposits with brokers for open swap contracts	1,500,000
Interest receivable	3,485,534
Receivable for securities sold	99,267
Receivable for securities lending income—net (Note A)	1,299
Prepaid expenses and other assets	403,164
Total Assets	203,780,019
Liabilities
Notes payable (Note A)	45,900,000
Payable for collateral on securities loaned (Note A)	4,987,611
Distributions payable—preferred shares	1,078
Distributions payable—common shares	35,456
Interest rate swaps, at value (Note A)	1,119,006
Payable for securities purchased	921,031
Payable to investment manager—net (Notes A & B)	91,098
Payable to administrator (Note B)	8,282
Interest payable	2,105
Accrued expenses and other payables	121,156
Total Liabilities	53,186,823
Perpetual Preferred Shares Series A (492 shares issued and outstanding) at liquidation value	12,300,000
Net Assets applicable to Common Shareholders at value	$138,293,196
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$160,803,923
Undistributed net investment income (loss)	608,118
Accumulated net realized gains (losses) on investments	(36,856,813)
Net unrealized appreciation (depreciation) in value of investments	13,737,968
Net Assets applicable to Common Shareholders at value	$138,293,196
Common Shares Outstanding (no par value; unlimited number of shares authorized)	11,029,127
Net Asset Value Per Common Share Outstanding	$12.54
†Securities on loan, at value	$4,888,437
*Cost of Investments:
Unaffiliated issuers	$178,288,202
Affiliated issuers	5,055,774
Total cost of investments	$183,343,976

See Notes to Financial Statements	15

Statement of Operations

Neuberger Berman

HIGH YIELD STRATEGIES FUND
For the Year Ended December 31, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$15,772
Interest income—unaffiliated issuers	19,515,676
Income from investments in affiliated issuers (Note E)	10,143
Income from securities loaned—net (Note E)	20,010
Total income	$19,561,601

Expenses:
Investment management fees (Notes A & B)	1,043,667
Administration fees (Note B)	86,971
Investor service fees (Note B)	6,600
Audit fees	76,466
Basic maintenance expense (Note B)	25,417
Custodian fees (Note B)	98,527
Insurance expense	7,630
Legal fees	258,327
Shareholder reports	99,495
Stock exchange listing fees	25,000
Stock transfer agent fees	28,896
Interest expense (Note A)	1,216,193
Trustees' fees and expenses	50,113
Tender offer fees (Note F)	22,739
Miscellaneous	17,357
Total expenses	3,063,398
Investment management fees waived (Notes A & B)	(55,903)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(174)
Total net expenses	3,007,321
Net investment income (loss)	$16,554,280

Realized and Unrealized Gain (Loss) on Investments (Note A)

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(39,877)
Sales of investment securities of affiliated issuers	68,164
Interest rate swap contracts	(1,173,621)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	58,207,708
Interest rate swap contracts	448,123
Net gain (loss) on investments	57,510,497
Distributions to Preferred Shareholders	(472,605)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$73,592,172

See Notes to Financial Statements	16

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD STRATEGIES FUND
	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$16,554,280	$18,581,535
Net realized gain (loss) on investments	(1,145,334)	(34,408,343)
Change in net unrealized appreciation (depreciation) of investments	58,655,831	(35,842,074)

Distributions to Preferred Shareholders From (Note A):
Net investment income	(472,605)	(3,339,115)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	73,592,172	(55,007,997)

Distributions to Common Shareholders From (Note A):
Net investment income	(14,441,783)	(14,977,866)
Tax return of capital	—	(1,198,186)
Total distributions to common shareholders	(14,441,783)	(16,176,052)

From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with tender offer (Note F)	(11,764,397)	—

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	47,385,992	(71,184,049)

Net Assets Applicable to Common Shareholders:
Beginning of year	90,907,204	162,091,253
End of year	$138,293,196	$90,907,204
Undistributed net investment income (loss) at end of year	$608,118	$—
Distributions in excess of net investment income at end of year	$—	$(75,907)

See Notes to Financial Statements	17

Statement of Cash Flows

Neuberger Berman

	HIGH YIELD STRATEGIES FUND
	For the Year Ended December 31, 2009
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$73,592,172
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(304,293,939)
Proceeds from disposition of investment securities	314,743,835
Sale of short-term investment securities, net	6,448,388
Increase in collateral for securities loaned	(4,987,611)
Decrease in net interest on swaps	888
Increase in dividends and interest receivable	(426,985)
Increase in receivable for securities lending income	(922)
Decrease in prepaid expenses and other assets	162,588
Decrease in receivable for securities sold	781,065
Decrease in accumulated unpaid dividends on Preferred Shares	(83,713)
Increase in payable for collateral on securities loaned	4,987,611
Decrease in payable for securities lending fees	(760)
Decrease in payable for investment securities purchased	(3,445,882)
Decrease in interest payable	(224,992)
Net accretion of discount on investments	(3,919,342)
Increase in accrued expenses and other payables	40,454
Unrealized appreciation on securities	(58,207,708)
Unrealized appreciation on swaps	(448,123)
Net realized gain from investments	(28,287)
Net realized loss from swaps	1,173,621

Net cash provided by operating activities		$25,862,358

Cash flows from financing activities:
Cash distributions paid on Common Shares	(14,406,628)
Payout for Common Shares redeemed via tender offer	(11,764,397)

Net cash used in financing activities		(26,171,025)
Net decrease in cash		(308,667)

Cash:
Beginning balance		408,544
Ending balance		$99,877

Supplemental disclosure
Cash paid for interest		$1,286,153

See Notes to Financial Statements	18

Notes to Financial Statements High Yield Strategies Fund

Note A—Summary of Significant Accounting Policies:

1	General: The Fund was organized as a Delaware statutory trust on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Management is the investment adviser to the Fund. Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI") is the sub-adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange under the symbol NHS.

The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3
Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the year ended December 31, 2009 was $5,493.

4
Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"), formerly known as FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109." ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of December 31, 2009, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps, non-deductable restructuring costs, and delayed settlement compensation on bank loans were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$14,914,388	$18,316,981	$—	$—	$—	$1,198,186	$14,914,388	$19,515,167

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$634,580	$—	$13,135,597	$(36,254,442)	$(22,484,265)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, distribution payments, income recognized on interest rate swaps, delayed settlement compensation on bank loans, partnership basis adjustments, post October loss deferrals, and capital loss carryforwards.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$30,497,592	$5,434,807

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2009, the Fund elected to defer $322,043 of net capital losses arising between November 1, 2009 and December 31, 2009.

5  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund distributes any net realized capital gains. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the year ended December 31, 2009 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Distributions to preferred shareholders are accrued and determined as described in note A-8.

  On December 31, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.085 per share, payable after the close of the reporting period, on January 29, 2010, to shareholders of record on January 15, 2010, with an ex-date of January 13, 2010. Subsequent to December 31, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.11 per share, payable on February 26, 2010 to shareholders of record on February 16, 2010, with an ex-date of February 11, 2010.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund, are allocated among the Fund and the other investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: On October 22, 2003, the Fund issued 3,600 Money Market Cumulative Preferred Shares ("MMP"), each without par value, with proceeds of $90,000,000 in a public offering. On November 13, 2008, the Fund redeemed all 3,600 MMP at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

  In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("PNs") and privately placed perpetual preferred shares ("PPS" and, together with PNs, "Private Securities"). In November 2008, the Fund issued PNs with an aggregate principal value of $45,900,000 and issued 492 PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding MMP.

  The PNs mature in November 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions are accrued daily and paid quarterly for PPS. For the year ended December 31, 2009, the distribution rate on the PPS ranged from 3.15% to 4.41% and the interest rate on the PNs ranged from 1.65% to 2.86%. The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs. The expenses are included in the interest expense that is reflected in the Statement of Operations.

  The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and certain expenses and/or mandatory prepayment of PNs at par plus accrued but unpaid interest and certain expenses. The holders of PPS are entitled to one vote for each dollar of liquidation preference represented by PPS owned and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Trustees of the Fund, and to elect a majority of the Trustees of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting bidding processes to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal year, no principal had an exclusive securities lending arrangement with the Fund; as such, the Fund was not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by NBFI, an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in the Quality Fund as of the fiscal year ended December 31, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended December 31, 2009, the Fund received net income under the securities lending arrangement of approximately $20,010, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the fiscal year ended December 31, 2009, "Income from securities loaned — net" consisted of approximately $29,806 in income earned on cash collateral and amounts received from a principal (including approximately $4,026 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $9,796.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at December 31, 2009.

12  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Through August 10, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the year ended December 31, 2009, management fees waived under this Arrangement amounted to $3,901 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended December 31, 2009, income earned under this Arrangement amounted to $10,143 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  On August 10, 2009, the Fund ceased investing in Prime Money. On this date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

13  Concentration of credit risk: The Fund will normally invest at least 80% of its Managed Assets (as defined in Note B) in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

  Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

14  Risk associated with the use of leverage: The Fund's use of leverage through the issuance of Private Securities, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues Private Securities to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the PPS or the interest payable on the PNs, the Fund's investment return will be greater than if leverage had not been used. However, if the distributions payable on the PPS or the interest payable on the PNs exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

  (a)  the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

  (b)  the possibility either that common share income will fall if the PPS distribution rate or the PN interest rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the Private Securities distribution and interest rates or borrowing costs.

15  Derivative instruments: The Fund is exposed to interest rate risk due to its use of leverage. During the year ended December 31, 2009, the Fund's use of derivatives was limited to interest rate swap contracts. The Fund adopted ASC 815 "Derivatives and Hedging" ("ASC 815"), formerly known as FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities," effective January 1, 2009.

  Interest Rate Swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of an interest rate swap contract, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligations on the Fund's Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At December 31, 2009, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount(1)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(2)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$45,000,000	January 28, 2011	2.92%	0.23%	$(10,072)	$(1,108,934)	$(1,119,006)

  (1)  The notional amount at period end is indicative of the volume throughout the period.

  (2)  30 day LIBOR (London Interbank Offered Rate) at December 24, 2009.

  At December 31, 2009, the Fund held the following derivatives (not designated as hedging instruments under ASC 815) as open contracts, which are grouped by primary risk exposure below:

Liability Derivatives

Interest Rate Risk
Interest Rate Swap Contract(1)	$(1,119,006)
Total Value	$(1,119,006)

  (1)  "Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest, which is reported as "Interest rate swaps, at value" within the Statement of Assets and Liabilities.

  The impact of the use of derivative instruments as reflected in the Statement of Operations during the year ended December 31, 2009, was as follows:

Realized Gain (Loss)(1)

Interest Rate Risk
Interest Rate Swap Contract	$(1,173,621)
Total Realized Gain (Loss)	$(1,173,621)

Change in Appreciation (Depreciation)(2)

Interest Rate Risk
Interest Rate Swap Contract	$448,123
Total Change in Appreciation (Depreciation)	$448,123

  (1)  Statement of Operations location: Net realized gain (loss) on interest rate swap contracts.

  (2)  Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of interest rate swap contracts.

16  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

  The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Fund Trustees"), and printing expenses.

  The Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily "Managed Assets" (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million.

  In connection with the May 2009 tender offer and the tender offer program, effective June 9, 2009, Management has agreed to voluntarily waive a portion of the management fee it is entitled to receive from the Fund at a rate of 0.05% of the average daily Managed Assets. For the year ended December 31, 2009, such waived fees amounted to $52,002.

  Until January 30, 2009, First Trust Portfolios L.P. ("First Trust") served as the Fund's distribution and marketing agent, and investor servicing agent. As the Fund's distribution and marketing agent, First Trust provided certain distribution and marketing services for the Fund's common shares including preparing marketing materials and presentations, developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust received a fee paid by Management.

  First Trust, as the investor servicing agent, developed and maintained a website for the Fund, assisted in the dissemination of the Fund's net asset value and market price, provided ongoing shareholder and account maintenance services, replied to information requests from shareholders and aided in secondary market support. In consideration for these services, the Fund paid First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets. For the period ended January 30, 2009, the Fund paid First Trust, as the investor servicing agent, a fee equal to $6,600.

  After January 30, 2009 Management assumed the functions that First Trust provided.

  The Fund pays no compensation to its officers or to its trustees who are interested Trustees of Management or its affiliates.

  In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank & Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

  State Street serves as the Fund's custodian and The Bank of New York Mellon serves as the Fund's transfer agent, registrar, and dividend paying agent.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  During the reporting period, the predecessor of Management, the investment adviser of the Fund, and Lehman Brothers Asset Management LLC, the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Investment Advisory Agreement and Sub-Advisory Agreement. Such an assignment, by law, would automatically terminate those agreements. Accordingly, prior to the closing, the Board, including the Independent Fund Trustees, considered and approved a new Investment Advisory Agreement and Sub-Advisory Agreement and an interim Investment Advisory Agreement and Sub-Advisory Agreement for the Fund. The interim agreements, which are virtually identical to the agreements previously in effect and can remain in effect for up to 150 days, became effective upon the closing of the Acquisition. The new agreements, which are virtually identical to those previously in effect and require shareholder approval, were approved by a vote of the Fund's shareholders on May 13, 2009.

  These events have not had a material impact on the Fund or its operations. Management and NBFI continue to operate in the ordinary course of business as the investment adviser and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended December 31, 2009, the impact of this arrangement was a reduction of expenses of $174.

Note C—Securities Transactions:

  For the year ended December 31, 2009, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $264,666,154 and $276,930,326, respectively.

Note D—Capital:

  At December 31, 2009, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
11,029,127	—

  The Fund's Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares for the years ended December 31, 2009 and December 31, 2008 were as follows:

Redemption of Common Shares		Net Decrease in Common Shares Outstanding
2009	2008	2009	2008
(1,225,458)	—	(1,225,458)	—

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2009	Value December 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	7,789,974	93,339,933	101,129,907	—	$—	$10,143
Neuberger Berman Securities Lending Quality Fund, LLC**	—	30,244,766	25,288,125	4,956,641	5,055,774	4,026
Total					$5,055,774	$14,169

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Tender Offer:

  The Fund conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. The Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV determined on the day the tender offer expired. The Fund's tender offer was oversubscribed. In accordance with the terms of the tender offer, the Fund accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender ("odd-lot adjustment"). The Fund purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 1,225,458 common shares, representing approximately 10% of its then outstanding common shares. Final payment was made at $9.60 per share, representing 98% of the NAV per share on May 29, 2009.

  In addition, the Fund's Board has authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

  The Fund's initial measurement period under the Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the "Measurement Period"). During the Measurement Period, the Fund traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, did not conduct a tender offer.

  In connection with the May 2009 tender offer and the Tender Offer Program, Management agreed to implement a voluntary waiver of 0.05% of its investment advisory fees to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note G—Subsequent Events:

  The Board of Trustees of the Fund approved a proposal to reorganize the Fund and Neuberger Berman Income Opportunity Fund Inc. into a newly formed entity pursuant to an Agreement and Plan of Reorganization, pending shareholder approval. The Fund currently anticipates that shareholders will consider this proposal at the Fund's 2010 annual meeting of shareholders.

  In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855"), formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through February 17, 2010. Except as noted above, Management has determined that there are no other material events that, in accordance with ASC 855, would require disclosure in the Fund's financial statements through this date.

Note H—Market Events:

  During the past year, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

Financial Highlights

High Yield Strategies Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended December 31,
	2009		2008		2007^^	2006	2005
Net Asset Value, Beginning of Year (Common Shares)	$7.42		$13.23		$15.05	$14.51	$15.58
Net Investment Income¢	1.43		1.52		1.67	1.65	1.71
Net Realized and Unrealized Gain (Loss) on Investments	4.97		(5.74)		(1.34)	0.61	(0.94)

Dividends to Preferred Shareholders From:
Net Investment Income¢	(0.04)		(0.27)		(0.40)	(0.37)	(0.24)
Net Realized Gains¢	—		—		(0.01)	—	—
Total Dividends to Preferred Shareholders	(0.04)		(0.27)		(0.41)	(0.37)	(0.24)
Total From Investment Operations Applicable to Common Shareholders	6.36		(4.49)		(0.08)	1.89	0.53

Less Distributions to Common Shareholders From:
Net Investment Income	(1.26)		(1.22)		(1.69)	(1.35)	(1.58)
Net Realized Gains	—		—		(0.05)	—	(0.02)
Tax Return of Capital	—		(0.10)		—	—	(0.00	)***
Total Distributions to Common Shareholders	(1.26)		(1.32)		(1.74)	(1.35)	(1.60)
Accretive Effect of Tender Offers	0.02		—		—	—	—
Net Asset Value, End of Year (Common Shares)	$12.54		$7.42		$13.23	$15.05	$14.51
Market Value—End of Year (Common Shares)	$11.95		$6.38		$11.82	$15.18	$15.61
Total Return on Net Asset Value (Common Shares) (%)†	92.44		(35.32)		(0.13)	13.91	3.63
Total Return on Market Value (Common Shares) (%)†	113.27		(37.75)		(11.54)	6.79	5.40

Ratios/Supplemental Data††
Ratios are calculated using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses (%)#	2.60	Ø	1.80	Ø	1.44	1.49	1.53
Ratio of Net Expenses (%)	2.60	§Ø	1.80	§Ø	1.44 §	1.49	1.53
Ratio of Net Investment Income (%)	14.30		13.43		11.33	11.29	11.44
Portfolio Turnover Rate (%)	159		122		129	111	96
Net Assets Applicable to Common Shares, End of Year (000)	$138,293		$90,907		$162,091	$184,389	$177,659

Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Year (000)¢¢	$12,300		$12,300		$90,000	$90,000	$90,000
Asset Coverage Per Share@	$306,086		$209,943		$70,107	$76,284	$74,400
Involuntary Liquidation Preference and Approximate Market Value Per Share	$25,000		$25,000		$25,000	$25,000	$25,000

Notes Payable
Notes Payable Outstanding, End of Year (000)	$45,900		$45,900		$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,281		$3,250		$—	$—	$—

See Notes to Financial Highlights	29

Notes to Financial Highlights High Yield Strategies Fund

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Year Ended December 31,
2009	2008	2007
2.65%	1.65%	1.44%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008)) from the Fund's total assets and dividing by the number of PPS/MMP outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (MMP prior to November 13, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

***  Rounds to less than $0.01.

^^  Effective February 28, 2007, Management became the Fund's investment adviser.

¢¢  From October 22, 2003, to November 13, 2008, the Fund had 3,600 Money Market Cumulative Preferred Shares outstanding; since November 13, 2008, the Fund has 492 PPS outstanding (See Note A-8 to Financial Statements).

Ø  Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:

Year Ended December 31,
2009	2008
1.05%	0.16%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Neuberger Berman High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman High Yield Strategies Fund ("Fund") as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Yield Strategies Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 17, 2010

Dividend Reinvestment Plan

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York Mellon, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii) distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan.

Directory

Investment Adviser and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.9000

Sub-Adviser

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers Table (Unaudited)

The following tables set forth information concerning the Trustees and officers of the Fund. All persons named as Trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about Fund Trustees as of the Fund's most recent public offering in 2003 and is available upon request, without charge, by calling (800) 877-9700.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS I

Independent Fund Trustees

Faith Colish (1935)	Trustee since 2006	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	46	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	46	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (1931)	Trustee since 2006	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	46	None.

Peter P. Trapp (1944)	Trustee since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustee who is an "Interested Person"

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	46	Chairman of the Board, Staten Island Mental Health Society since 2008.

CLASS II

Independent Fund Trustees

John Cannon (1930)	Trustee since 2006	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	46
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

C. Anne Harvey (1937)	Trustee since 2006	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	46
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	46
Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since 2006; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustee who is an "Interested Person"

Jack L. Rivkin* (1940)	Trustee since 2006; President from 2006 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
46
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
CLASS III

Independent Fund Trustees

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	46
Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927)	Trustee since 2006	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	46
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (1937)	Trustee since 2006	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	46
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Edward I. O'Brien (1928)	Trustee since 2006	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	46	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Candace L. Straight (1947)	Trustee since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	46
Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with the Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee
Fund Trustee who is an "Interested Person"

Joseph V. Amato* (1962)	Trustee since 2008
President and Director, Neuberger Berman Group LLC, since 2009; President, Chief Executive Officer and Chief Investment Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers' Investment Management Division, 2006 to 2009; formerly, member of Lehman Brothers' Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
46
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Trustees designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Trustees shall expire at the annual meeting of shareholders held in 2012, 2010, and 2011, respectively, and at each third annual meeting of shareholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2006
Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006
Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2006 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2006
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2006
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer since 2006
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2006
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2006
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the by-laws of the Fund, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

For Neuberger Berman High Yield Strategies Fund, 0.10% of dividends distributed during the fiscal year ended December 31, 2009 qualifies for the dividends received deduction for corporate shareholders.

For the fiscal year ended December 31, 2009, the Fund designates $15,772, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2009 will be reported in conjunction with Form 1099DIV.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0768 02/10

Item 2. Code of Ethics

The Board of Trustees (“Board”) of Neuberger Berman High Yield Strategies Fund (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed on March 12, 2007). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss.  Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $36,000 and $40,500 for the fiscal years ended 2008 and 2009, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $13,000  and $26,000 for the fiscal years ended 2008 and 2009, respectively.  The nature of the services provided involved agreed upon procedures relating, in 2008, to Money Market Cumulative Preferred Shares, privately placed notes and privately placed perpetual preferred shares, and in 2009, to privately placed notes and privately placed perpetual preferred shares.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,250 and $9,250 for the fiscal years ended 2008 and 2009, respectively.  The nature of the services provided comprised tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $22,250 and $35,250 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $400,000 and $100,000 for the fiscal years ended 2008 and 2009, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are Martha C. Goss, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its shareholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Ann H. Benjamin and Thomas P. O’Reilly serve as portfolio managers for the Registrant since inception.  Ann H. Benjamin is a Managing Director of NB Management, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. She has been part of the Registrant’s management team since 2005. Ms. Benjamin also manages high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger Berman LLC. She has managed money for Neuberger Berman Fixed Income LLC since 1997.

Thomas P. O’Reilly is a Managing Director of NB Management, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC. He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger

Berman LLC. He has managed money for Neuberger Berman Fixed Income LLC since 1997.

(a)(2) The table below describes the other accounts for which each of the Registrant’s Portfolio Managers has day-to-day management responsibility as of December 31, 2009.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Ann H. Benjamin
Registered Investment Companies*	4	1,285	0	0
Other Pooled Investment Vehicles	2	827	0	0
Other Accounts**	23	4,877	1	149
Thomas P. O’Reilly
Registered Investment Companies*	4	1,285	0	0
Other Pooled Investment Vehicles	2	827	0	0
Other Accounts**	23	4,877	1	149
*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Lehman Brothers Asset Management and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of December 31, 2009)

A portion of the compensation paid to the Portfolio Managers for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance.  The Portfolio Managers also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing.  Senior management determines this component in appropriate cases.  There are additional components that comprise the Portfolio Managers’ compensation packages, including:  (i) whether the Portfolio Managers were a partner/principal of Neuberger Berman LLC prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Managers joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Managers are responsible.

The Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts the Portfolio Managers will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party).  To determine the percentage of revenue the Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees.  NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management.  The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of December 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Ann H. Benjamin	D
Thomas P. O’Reilly	A
A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = $1,000,001 or More
D =$50,001-$100,000
(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed March 12, 2007).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date:	March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date:	March 5, 2010

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date:	March 5, 2010